Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT
SIXTH AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this “Amendment”), dated as of May 22, 2017, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), OSI HOLDCO, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, each of the Lenders party hereto that is consenting to the amendments set forth in Section 1 below (collectively, the “Consenting Lenders”), each of the Lenders party hereto that has committed to make the Incremental Term A-2 Loan (as defined below) (collectively, the “Incremental Term A-2 Loan Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 26, 2012 (as amended prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower hereby requests an Incremental Term A Loan in an aggregate principal amount of $125,000,000, in accordance with Section 2.16(a) of the Credit Agreement (the “Incremental Term A-2 Loan”);
WHEREAS, subject to the terms of this Amendment, each of the Incremental Term A-2 Loan Lenders party hereto have severally committed (such several commitments, the “Incremental Term A-2 Loan Commitments”) to make the Incremental Term A-2 Loan;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the Sixth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)    the definition of “Excluded Assets” in Section 1.01 of the Credit Agreement is hereby amended to (i) add the following new clause (xiii) in correct numerical order and (ii) to amend the proviso at the end of such definition to replace each of the references therein to “(xii)” with “(xiii)”:
“and (xiii) Excluded Real Property;”
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following new definition of “Excluded Real Property” in correct alphabetical position:
““Excluded Real Property” means any fee-owned real property and any leasehold rights and leasehold interests in real property that were on the Sixth Amendment Effective Date owned by PRP Holdings, LLC or any of its Subsidiaries (including, without limitation, any Specified Lease Entity), which property shall continue to constitute Excluded Real Property notwithstanding any subsequent transfer of any such property to any Loan Party or any Person that is designated as a Restricted Subsidiary, the owner of such property becoming a Loan Party or designated as a Restricted

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Subsidiary (through a Company Consolidation or otherwise), the transfer of such property to a newly formed entity that is required to become a Loan Party or is designated as a Restricted Subsidiary hereunder, in all cases, it being the understanding and intent of the parties hereto that any property constituting Excluded Real Property on the Sixth Amendment Effective Date shall continue to constitute Excluded Real Property for all purposes of this Agreement and the other Loan Documents notwithstanding any such transfer, designation, or requirement.”
(c)    the definition of “Material Real Property” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Material Real Property” means any real property (other than any Excluded Real Property) owned by any Loan Party with a Fair Market Value of $5,000,000 or more.”
(d)    Section 2.06(b)(ii)(A)(x) of the Credit Agreement is hereby amended to amend and restate the parenthetical “(other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition by any Restricted Subsidiary to a Loan Party), (e), (g), (h), (i), (j), (p), (q) or (r))” with “(other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition by any Restricted Subsidiary to a Loan Party), (e), (g), (h), (i), (j), (l), (p), (q) or (r)) ”;
(e)    Section 7.05(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(l)    Dispositions of Excluded Real Property;”
SECTION 2.    Incremental Term A-2 Loan.

(a)    The Administrative Agent and each Incremental Term A-2 Loan Lender hereby agrees that this Amendment constitutes an Incremental Loan Request pursuant to Section 2.16(a) of the Credit Agreement.

(b)    The Borrower hereby acknowledges that the Incremental Term A-2 Loan is being made under Section 2.16(d)(iv)(B).

(c)    Each Incremental Term A-2 Loan Lender severally agrees to make a single loan in Dollars to the Borrower on the Sixth Amendment Effective Date in accordance with Article II of the Credit Agreement and this Amendment in an amount equal to its Incremental Term A-2 Loan Commitment set forth opposite such Incremental Term A-2 Loan Lender’s name on Schedule 1 hereto.

(d)    On and as of the Sixth Amendment Effective Date, each Incremental Term A-2 Loan Lender (i) shall be deemed to be an “Incremental Term Lender” as defined in the Credit Agreement with an “Incremental Term A Commitment” as defined in the Credit Agreement, (ii) shall perform all of the obligations that are required to be performed by it as such under the Loan Documents and (iii) shall be entitled to the benefits, rights and remedies as such are set forth in the Loan Documents.

(e)    Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term A-2 Loan shall be the same as the terms and conditions applicable to the Term A Loans. Without limiting the generality of the foregoing, the parties hereto agree that the Incremental Term A-2 Loan shall (i) bear interest at the same interest rate (including the Applicable Rate) applicable

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to the outstanding Term A Loans, (ii) mature on the Maturity Date for the Term A Loans, (iii) share ratably in all payments (including all optional and mandatory prepayments) with the outstanding Term A Loans and (iv) be repaid (A) in consecutive quarterly installments on the last Business Day of each of March, June, September and December, commencing September 30, 2017, in the aggregate outstanding principal amount as set forth below (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06 of the Credit Agreement):

FISCAL YEAR	PAYMENT DATE	PRINCIPAL INSTALLMENT
2017	September 30, 2017	$2,343,750
	December 31, 2017	$2,343,750
2018	March 31, 2018	$2,343,750
	June 30, 2018	$2,343,750
	September 30, 2018	$3,125,000
	December 31, 2018	$3,125,000
2019	March 31, 2019	$3,125,000
	Maturity Date for Term A Loans	The aggregate outstanding principal amount of all Incremental Term A-2 Loans and (B) on the Maturity Date for the Term A Loans, in the aggregate principal amount of all Incremental Term A-2 Loans outstanding on such date.

(f)    This Amendment shall (i) be deemed to be an “Incremental Amendment” in accordance with Section 2.16(f) of the Credit Agreement and (ii) constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 3.    Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to the Amendment and the transactions contemplated hereunder:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and
(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Loan Documents.
SECTION 4.    Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Sixth Amendment Effective Date”):
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

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(i)this Amendment, duly executed by Holdings, the Borrower, the Subsidiary Guarantors existing as of the Sixth Amendment Effective Date, the Administrative Agent, the Required Lenders, the Consenting Lenders and the Incremental Term A-2 Loan Lenders;
(ii)a Note executed by the Borrower in favor of each Incremental Term A-2 Loan Lender that has requested a Note at least two (2) Business Days in advance of the Sixth Amendment Effective Date;
(iii)a certificate of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and (D) attached thereto is a true, correct and complete copy of such certificates of good standing (including bring down certificates) from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Loan Party; and
(iv)opinion from Buchanan Ingersoll & Rooney PC, New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(b)    Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Sixth Amendment Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the Sixth Amendment Effective Date.
(c)    Payment of all fees to the Lenders required to be paid on the Sixth Amendment Effective Date.
(d)    The representations and warranties in Section 6 of this Amendment shall be true and correct as of the Sixth Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto.
SECTION 5.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 6.    Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Loan Party represents and warrants to the

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Administrative Agent and the other Lenders on and as of the Sixth Amendment Effective Date that, in each case:
(a)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(b)    no Default or Event of Default exists and is continuing.
SECTION 7.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
SECTION 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

OSI RESTAURANT PARTNERS, LLC, as Borrower

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI HOLDCO, INC., as Holdings

By:	/s/ Elizabeth Smith
Name: Elizabeth Smith
Title: Director

BLOOMIN’ BRANDS GIFT CARD SERVICES, LLC
OS RESTAURANT SERVICES, LLC
OUTBACK DESIGNATED PARTNER, LLC
OUTBACK KANSAS LLC

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH OF BEL AIR LLC
BONEFISH GRILL OF FLORIDA, LLC

By: BONEFISH GRILL, LLC, its managing member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

BONEFISH GRILL, LLC

By: OSI RESTAURANT PARTNERS, LLC, its members

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

BONEFISH KANSAS DESIGNATED PARTNER, LLC

By: BONEFISH KANSAS LLC, its member

By: BONEFISH GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

		By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH/ASHEVILLE, LIMITED PARTNERSHIP
BONEFISH/CAROLINAS, LIMITED PARTNERSHIP
BONEFISH/COLUMBUS-I, LIMITED PARTNERSHIP
BONEFISH/CRESCENT SPRINGS, LIMITED PARTNERSHIP
BONEFISH/GREENSBORO, LIMITED PARTNERSHIP
BONEFISH/HYDE PARK, LIMITED PARTNERSHIP
BONEFISH/SOUTHERN, LIMITED PARTNERSHIP

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

BONEFISH/SOUTH FLORIDA-I, LIMITED PARTNERSHIP

By: BONEFISH GRILL OF FLORIDA, LLC, its general partner

By: BONEFISH GRILL, LLC, its managing member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH BEVERAGES, LLC
BONEFISH HOLDINGS, LLC
CIGI BEVERAGES OF TEXAS, LLC
CIGI HOLDINGS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Manager

OUTBACK BEVERAGES OF TEXAS, LLC
OBTEX HOLDINGS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Manager

BONEFISH BRANDYWINE, LLC
BONEFISH DESIGNATED PARTNER, LLC
BONEFISH KANSAS, LLC

By: BONEFISH GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH GRILL OF FLORIDA DESIGNATED PARTNER, LLC

By: BONEFISH GRILL OF FLORIDA, LLC, its member

By: BONEFISH GRILL, LLC, its managing member

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

BFG NEBRASKA, INC.
BFG OKLAHOMA, INC.
BOOMERANG AIR, INC.
CIGI NEBRSKA, INC.
CIGI OKLAHOMA, INC.
OS MANAGEMENT, INC.
OS MORTGAGE HOLDINGS, INC.
OSF NEBRASKA, INC.
OSF OKLAHOMA, INC.
OUTBACK ALABAMA, INC.
OUTBACK CATERING, INC.
OUTBACK & CARRABBA’S OF NEW MEXICO, INC.

By:	/s/ David J. Deno
Name: David J. Deno
Title: Chief Financial and Administrative Officer, Executive Vice President

OSI CO-ISSUER, INC.

By:	/s/ Elizabeth Smith
Name: Elizabeth Smith
Title: Director

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S DESIGNATED PARTNER, LLC CARRABBA’S KANSAS LLC

By: CARRABBA’S ITALIAN GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

CARRABBA’S ITALIAN GRILL OF HOWARD COUNTY, INC.

By:	/s/ Malcolm Mordue
Name: Malcolm Mordue
Title: Secretary, Treasurer & President

CARRABBA’S ITALIAN GRILL, LLC
OS REALTY, LLC
OUTBACK STEAKHOUSE OF FLORIDA, LLC
PRIVATE RESTAURANT MASTER LESSEE, LLC

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S KANSAS DESIGNATED PARTNER, LLC

By: CARRABBA’S KANSAS LLC, its member

By: CARRABBA’S ITALIAN GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

		By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

CARRABBA’S OF BOWIE, LLC

By: CARRABBA’S ITALIAN GRILL, LLC, its managing member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

CARRABBA’S OF GERMANTOWN, INC.
CARRABBA’S OF WALDORF, INC.

By: CARRABBA’S ITALIAN GRILL, LLC, its sole shareholder

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S/BIRMINGHAM 280, LIMITED PARTNERSHIP
CARRABBA’S/COOL SPRINGS, LIMITED PARTNERSHIP
CARRABBA’S/DEERFIELD TOWNSHIP, LIMITED PARTNERSHIP
CARRABBA’S/GREEN HILLS, LIMITED PARTNERSHIP
CARRABBA’S/LEXINGTON, LIMITED PARTNERSHIP
CARRABBA’S/LOUISVILLE, LIMITED PARTNERSHIP
CARRABBA’S/MONTGOMERY, LIMITED PARTNERSHIP
CARRABBA’S/ROCKY TOP, LIMITED PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

By: CARRABBA’S DESIGNATED PARTNER, LLC, its general partner

By: CARRABBA’S ITALIAN GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S/DC-I, LIMITED PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

CIGI/BFG OF EAST BRUNSWICK PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

By: BONEFISH GRILL, LLC, its partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK OF ASPEN HILL, INC.
OUTBACK OF GERMANTOWN, INC.
FREDERICK OUTBACK, INC.

By:	/s/ Steven S. Newton
Name: Steven S. Newton
Title: Treasurer, President & Secretary

OSF/BFG OF DEPTFORD PARTNERSHIP
OSF/BFG OF LAWRENCEVILLE PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, its partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

By: BONEFISH GRILL, LLC, its partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OSF/CIGI OF EVESHAM PARTNERSHIP
OUTBACK/CARRABBA’S PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, its partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

By: CARRABBA’S ITALIAN GRILL, LLC, its partner

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OUTBACK KANSAS DESIGNATED PARTNER, LLC

By: OUTBACK KANSAS LLC, its member

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK STEAKHOUSE WEST VIRGINIA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Director

OUTBACK STEAKHOUSE-NYC, LTD.
OUTBACK/DC, LIMITED PARTNERSHIP
OUTBACK/STONE-II, LIMITED PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its member

	By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OUTBACK CATERING DESIGNATED PARTNER, LLC

By: OUTBACK CATERING, INC., its member

By:	/s/ David J. Deno
Name: David J. Deno
Title: Chief Financial and Administrative Officer, Executive Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK OF LAUREL, LLC

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC, the Sole Manager

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

DOORSIDE, LLC

By: OSI RESTAURANT PARTNERS, LLC, its Sole Member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief Legal Officer & Assistant Secretary

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Collateral Agent, an L/C Issuer, a Consenting Lender and Incremental Term A-2 Loan Lender

By:	/s/ Maureen S. Malphus
Name: Maureen S. Malphus
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BANK OF AMERICA, N.A., as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Aron Frey
Name: Aron Frey
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

JPMORGAN CHASE BANK, N.A., as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

PNC BANK, NA, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Misty C. Johnson
Name: Misty C. Johnson
Title: SVP, Credit Products

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

FIFTH THIRD BANK, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ John A. Marian
Name: John A. Marian
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CITIZENS BANK, NA, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ William Bulger
Name: William Bulger
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Rafael De Paoli
Name: Rafael De Paoli
Title: Director

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Chris Grimes
Name: Chris Grimes
Title: Executive Vice President

By:	/s/ Erin MacEachern
Name: Erin MacEachern
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

REGIONS BANK, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Scott C. Tocci
Name: Scott C. Tocci
Title: Managing Director

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

TD BANK, N.A., as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

FIRSTBANK PUERTO RICO D/B/A FIRSTBANK FLORIDA, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP Corporate Banking

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

IBERIABANK, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ John Garthwaite
Name: John Garthwaite
Title: Commercial Group Manager, EVP

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Jamie M. Swisher
Name: Jamie M. Swisher
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

RAYMOND JAMES BANK, N.A., as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ Daniel Gendron
Name: Daniel Gendron
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CITY NATIONAL BANK OF FLORIDA, as an Incremental Term A-2 Loan Lender and a Consenting Lender

By:	/s/ William H. Lutes
Name: William H. Lutes
Title: Wholesale Market Executive, Tampa

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CADENCE BANK N.A. as a Consenting Lender

By:	/s/ Vance Waldron
Name: Vance Waldron
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

MORGAN STANLEY BANK, N.A., as a Consenting Lender

By:	/s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Authorized Signatory

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

PARK STERLING BANK, as a Consenting Lender

By:	/s/ Randy Royther
Name: Randy Royther
Title: Managing Director/Capital Markets

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Consenting Lender

By:	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

USAMERIBANK, as a Consenting Lender

By:	/s/ Ronald L. Ciganek
Name: Ronald L. Ciganek
Title: Executive Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

WEBSTER BANK, N.A., as a Consenting Lender

By:	/s/ Carol A. Pirek
Name: Carol A. Pirek
Title: Vice President

OSI Restaurant Partners LLC
Sixth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Schedule 1
(as of the Sixth Amendment Effective Date)

Incremental Term A-2 Loan Lender	Incremental Term A-2 Loan Commitment
Wells Fargo Bank, National Association	$19,000,000.00
Bank of America, N.A.	$14,000,000.00
JPMorgan Chase Bank, N.A.	$14,000,000.00
PNC Bank, National Association	$14,000,000.00
Fifth Third Bank	$10,000,000.00
Citizens Bank, N.A.	$6,500,000.00
HSBC Bank USA, National Association	$6,500,000.00
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	$6,500,000.00
Regions Bank	$6,500,000.00
TD Bank, N.A.	$6,500,000.00
U.S. Bank, National Association	$6,500,000.00
Sumitomo Mitsui Banking Corporation	$5,500,000.00
FirstBank Puerto Rico	$3,500,000.00
IberiaBank	$1,900,000.00
First Tennessee Bank National Association	$1,800,000.00
Raymond James Bank	$1,600,000.00
City National Bank of Florida	$700,000.00
Total	$125,000,000.00